SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_X_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                              PONTOTOC PRODUCTION, INC.
                 (Name of Registrant as Specified in Its Charter)

                              PONTOTOC PRODUCTION, INC.
                    (Name of Person(s) Filing Proxy Statement)

                          PONTOTOC PRODUCTION, INC.
                               808 East Main
                            Ada, Oklahoma  74820
                               (580) 436-6100

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 27, 2000


TO THE SHAREHOLDERS OF PONTOTOC PRODUCTION, INC.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Pontotoc Production, Inc., a Nevada corporation (the "Company"), will be held at the Company's headquarters at 808 East Main, Ada, Oklahoma 74820, on Wednesday, September 27, 2000, at 3:00 p.m., Central Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.

     1. The election of six (6) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

     2. The ratification of the appointment of Grant Thornton LLP as the Company's independent auditors; and

     3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the $.0001 par value Common Stock of the Company of record at the close of business on August 23, 2000, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   JAMES "ROBBY" ROBSON, JR., PRESIDENT

Ada, Oklahoma
August 23, 2000

                           PONTOTOC PRODUCTION, INC.
                               808 East Main
                            Ada, Oklahoma  74820
                               (580) 436-6100

                        ------------------------------
                                PROXY STATEMENT
                        ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 27, 2000

                                GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Pontotoc Production, Inc., a Nevada corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Company's headquarters at 808 East Main, Ada, Oklahoma 74820, on Wednesday, September 27, 2000, at 3:00 p.m., Central Time, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about August 30, 2000.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report for the fiscal year ended March 31, 2000, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                       SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's $.0001 par value Common Stock, with each share entitled to one vote. Only shareholders of record at the close of business on August 23, 2000, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On August 23, 2000, the Company had 5,205,695 shares of its $.0001 par value Common Stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's $.0001 par value common stock owned beneficially, as of August 23, 2000, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director and Executive Officer of the Company, and by all Directors and Executive Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

NAME AND ADDRESS OF           AMOUNT AND NATURE OF        PERCENT
 BENEFICIAL OWNER             BENEFICIAL OWNERSHIP        OF CLASS
-------------------           ---------------------       --------

James "Robby" Robson, Jr.             591,797 (1)          11.3%
1500 East 17th Street
Ada, Oklahoma 74820

Todd Robson                           585,161 (2)          11.2%
701 South Shumard
Ada, Oklahoma 74820

James Robson, Sr.                     538,851 (3)          10.3%
Route 4, Box 437
Ada, Oklahoma 74820

Brian K. Gourley                       58,671               1.1%
305 North Lake Drive
Ada, Oklahoma 74820

Lyle P. Phillips                      299,000 (4)           5.7%
11420 High Drive
Leawood, Kansas  66211

Timothy A. Jurek                       25,000                .5%
1345 East 29th Street
Tulsa, Oklahoma  74114

All Directors and Executive         2,098,480              40.0%
Officers as a Group (6
Persons)
______________

(1) Includes 572,797 shares held directly, 2,000 shares held by minor children, 15,000 shares underlying stock options exercisable within 60 days held directly and 2,000 shares underlying stock options exercisable within 60 days held by Mr. Robson's wife.

(2) Includes 570,161 shares held directly and 15,000 shares underlying stock options exercisable within 60 days.

(3) Includes 530,351 shares held directly and 7,500 shares underlying stock options exercisable within 60 days.

(4) Includes 256,000 shares held by a revocable trust of Mr. Phillips; 25,000 shares held by a revocable trust of Mr. Phillips' wife; and 18,000 shares held by a trust of which Mr. Phillips' wife serves as trustee.

     The Company knows of no arrangement or understanding, the operation of which may at a subsequent date result in a change of control of the Company.

                             ELECTION OF DIRECTORS

     The number of Directors of the Company is currently set at six (6) Directors. The Board of Directors recommends the election as Directors of the six (6) nominees listed below, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the current members of the present Board of Directors has been nominated for reelection. The person named as "Proxy" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, and the period during which each person has served as a Director:

                                      POSITIONS AND OFFICES HELD AND
      NAME                 AGE              TERM AS A DIRECTOR
      -----                ---        -------------------------------

James "Robby" Robson, Jr.   41     President, Chief Executive Officer and
                                   Director since December 1997

Todd Robson                 37     Vice President, Secretary, Treasurer
                                   and Director since December 1997

James Robson, Sr.           61     Vice President and Director since
                                   December 1997

Brian K. Gourley            38     Director since January 1998

Timothy A. Jurek            49     Director since September 1999

Lyle P. Phillips            62     Director since September 1999


     There is no family relationship between any Director or Executive Officer of the Company except that James "Robby" Robson, Jr. and Todd Robson are brothers and their father is James Robson, Sr.

     The Company has an audit committee which consists of Brian K. Gourley, Lyle P. Phillips and Todd Robson. The audit committee reviews the annual financial statements, any significant accounting issues, and the scope of the audit with the independent auditors and discusses with the auditors any other audit-related matters that may arise. During the fiscal year ended March 31, 2000, the audit committee held one meeting.

     Set forth below are the names of all Directors and Executive Officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years:

     JAMES "ROBBY" ROBSON, JR. - President, Chief Executive Officer and Director. Mr. Robson has served as the President, Chief Executive Officer and a Director of the Company since December 1997, and has held these same positions with Pontotoc Production Company, Inc., the Company's wholly-owned subsidiary, since January 1987. From January 1985 through January 1987, he worked as a consultant for Pontotoc Production Company, Inc. From April 1982 until January 1985, he served as the President of Robco Oil Co. From August 1981 until March 1982 he served as Vice President of Marketing for Daner Oil Co., Inc. From March 1981 until August 1981, he was a free agent running back with the Pittsburgh Steelers. Mr. Robson attended Youngstown State University from 1977 until 1981.

     TODD ROBSON - Vice President, Secretary, Treasurer and Director. Mr. Robson has served as Vice President, Secretary and a Director of the Company since December 1997, and has held these same positions with Pontotoc Production Company, Inc., the Company's wholly-owned subsidiary, since January 1987. From January 1985 until January 1987, he served as President and a Director of Pontotoc Production Company, Inc. From January 1983 until January 1985, he was Vice President of Marketing for Robco Oil Co., Inc.

     JAMES ROBSON, SR. - Vice President and Director. Mr Robson has served as Vice President and Director of the Company since December 1997, and has held these same positions with Pontotoc Production Company, Inc., the Company's
wholly-owned subsidiary, since January 1985.   From April 1982 until January
1985, he served as Vice President of Operations for Robco Oil Co., Inc.

     BRIAN K. GOURLEY - Director. Mr. Gourley has served as a Director of the Company since January 1998. He has served as Chief Operating Officer and a Partner of BetterBody Company, Ada, Oklahoma, a company engaged in orthopedic manufacturing, since January 1998. From April 1989 until January 1997, he served as Vice President of Operations and a Partner of Look, Inc., a company engaged in manufacturing medical eye implant devices. From April 1986 until April 1989, he was the Production Engineering Manager and Chief Engineer of Electrovert USA Corp.

     TIMOTHY A. JUREK - Director. Mr. Jurek has served as a Director of the Company since September 1999. He has served as the President of Pontotoc Gathering LLC since March 1999. He worked as a project engineer for Conoco from 1978 until 1981. In 1981, he formed Western States Gas, the first of five natural gas gathering and marketing companies which Mr. Jurek founded and operated between 1981 and 1999. He has provided independent consulting services to the gas industry, been involved with acquisitions and mergers, served as an officer and director and has been a member of gas industry associations.

     LYLE P. PHILLIPS - Director. Mr. Phillips has served as a Director of the Company since September 1999. Mr. Phillips has been a private investor since August 1993. From September 1989 to August 1993, he served as Vice Chairman and as a director of First Continental Bank & Trust Co. From March 1991 until December 1992, he also served as the President and CEO of First Continental Bank & Trust. From September 1981 to June 1988, Mr. Phillips served as Vice Chairman, President and CEO of Kustom Electronics.

     The Company's Directors hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified.

     The Officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders, and hold office until their death, or until they shall resign or have been removed from office.

     During the fiscal year ended March 31, 2000, the Company's Board of Directors held one formal meeting. Each of the Directors were in attendance at each meeting of the Board of Directors and of the Committees of which they were members. The Board of Directors also acted by consent on four separate occasions.

     The Company's executive officers hold office until the next annual meeting of the directors of the Company which is currently scheduled for September 27, 2000. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors or nominees was selected as an officer or director or nominee for director of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were either a Director, Officer or beneficial owner of more than 10% of the Company's Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, except that James "Robby" Robson, Jr. filed three Form 4's late reporting eleven transactions; Todd Robson filed three Form 4's late reporting eleven transactions; James Robson, Sr. filed three Form 4's late reporting eight transactions; and Brian K. Gourley filed one Form 4 late reporting one transaction and reported an additional transaction late in a Form 5.

                                 COMPENSATION

     The following tables set forth information regarding executive compensation for the Company's President. No executive officer received compensation in excess of $100,000 for any of the years ended March 31, 2000, 1999 and 1998:

                                  SUMMARY COMPENSATION TABLE

                                                           LONG-TERM COMPENSATION
                                                   -----------------------------------
                           ANNUAL COMPENSATION         AWARDS        PAYOUTS
                          -----------------------  ----------------- --------
                                                            SECURI-
                                                             TIES
                                                            UNDERLY-
                                           OTHER     RE-      ING               ALL
                                           ANNUAL  STRICTED OPTIONS/           OTHER
NAME AND PRINCIPAL                         COMPEN-  STOCK     SARs     LTIP    COMPEN-
     POSITION       YEAR  SALARY   BONUS   SATION  AWARD(S) (NUMBER)  PAYOUTS  SATION
------------------  ----  -------  -----   ------  -------- --------  -------  ------
James "Robby"       2000  $50,160    --    $6,561     --     15,000      --      --
 Robson, Jr.,       1999  $36,500    --    $3,504     --       --        --      --
 President                                 <FN1>
                    1998  $84,000    --    $4,806     --       --        --      --
                                           <FN1>
_______________

<FN1>  Represents dues paid to Oak Hill Country Club.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              Individual Grants

                    Number of       % of Total
                    Securities     Options/SARs
                    Underlying      Granted to      Exercise
                   Options/SARs     Employees       or Base     Expiration
      Name          Granted(#)    in Fiscal Year   Price($/Sh)     Date
      ----         ------------   --------------   -----------  ----------

James "Robby"
 Robson, Jr.          15,000          14.9%           $5.00      3/31/04


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                             SECURITIES
                                             UNDERLYING      VALUE OF UNEXER-
                    SHARES                   UNEXERCISED      CISED IN-THE
                   ACQUIRED                   OPTIONS         MONEY OPTIONS/
                      ON                   SARs AT FY-END     SARs AT FY-END
                   EXERCISE     VALUE       EXERCISABLE/      EXERCISABLE/
    NAME           (NUMBER)    REALIZED     UNEXERCISABLE     UNEXERCISABLE
    ----           --------    --------    --------------    ---------------
James "Robby"
  Robson, Jr.        -0-         -0-         15,000 / 0        $28,125 / 0

STOCK OPTION PLAN

     During November 1997, the Board of Directors adopted a Stock Option Plan (the "Plan"), and on November 12, 1997, the Corporation's shareholders approved the Plan. The Plan authorizes the issuance of options to purchase up to 500,000 shares of the Company's Common Stock.

     The Plan allows the Board to grant stock options from time to time to employees, officers, directors and consultants of the Company. The Board has the power to determine at the time that the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. Vesting provisions are determined by the Board at the time options are granted. The option price for any option will be no less than the fair market value of the Common Stock on the date the option is granted.

     Since all options granted under the Plan must have an exercise price no less than the fair market value on the date of grant, the Company will not record any expense upon the grant of options, regardless of whether or not they are incentive stock options for stock options granted to employees. In accordance with FASB Interpretation No. 44 of APB25, Accounting for Stock Issued to Employees, stock options granted to non-employees subsequent to December 15, 1998 are measured at the fair value of the options. The Interpretation requires accounting recognition attributable to the service period remaining subsequent to July 1, 2000. Generally, there will be no federal income tax consequences to the Company in connection with Incentive Stock Options granted under the Plan. With regard to options that are not Incentive Stock Options, the Company will ordinarily be entitled to deductions for income tax purposes of the amount that option holders report as ordinary income upon the exercise of such options, in the year such income is reported.

     As of March 31, 2000, 92,500 options were outstanding.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During March 1999, the Company and Timothy A. Jurek (who has approximately 20 years experience in building and operating natural gas gathering and marketing companies) formed Pontotoc Gathering LLC for the purpose of building a gas line which could be used to transport and market gas from the Company's existing and future wells in Pontotoc County. The Company and Mr. Jurek are each 45% owners of this LLC and two employees of the LLC own the other 10%. During September 1999 Mr. Jurek was added to the Company's Board of Directors.

     During the year ended March 31, 2000, the Company recognized approximately $113,000 in income from Pontotoc Gathering LLC. During 1999, the Company loaned $70,000 to this LLC under a note agreement which requires monthly payments of interest at 10% and matures on April 30, 2001. During the year ended March 31, 2000, the Company received principal payments of $63,700 on this note, leaving an outstanding balance at March 31, 2000 of $6,300.

     The Company sells its natural gas to the LLC on an 80/20 contract which means that the Company receives 80% of the spot price less the cost of
transportation.   Prior to setting up this LLC the Company received
approximately 55% of the spot price less the cost of transportation.

     Management believes that the terms of the transactions with Pontotoc Gathering LLC are at least as favorable as those which could be obtained from nonaffiliated parties.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The independent accounting firm of Grant Thornton LLP audited the financial statements of the Company for the fiscal year ended March 31, 2000, and has been selected in such capacity for the current fiscal year. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Annual Meeting of Shareholders. If the shareholders do not ratify the appointment of Grant Thornton LLP, the appointment of auditors will be reconsidered by the Board of Directors.

     It is expected that representatives of Grant Thornton LLP will be present at the meeting and will be given an opportunity to make a statement if they desire to do so. It is also expected that the representatives will be available to respond to appropriate questions from shareholders.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

                                 ANNUAL REPORT

     The Company's Annual Report for the fiscal year ending March 31, 2000, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
               FOR THE ANNUAL MEETING TO BE HELD IN SEPTEMBER 2001

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in September 2001 must be received at the offices of the Company, 808 East Main, Ada, Oklahoma 74820, no later than April 25, 2001, in order to be included in the Company's proxy statement and proxy relating to that meeting.


                                   JAMES "ROBBY" ROBSON, JR., PRESIDENT
Ada, Oklahoma
August 23, 2000

                           PONTOTOC PRODUCTION, INC.

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints James "Robby" Robson, Jr. with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Pontotoc Production, Inc. held of record by the undersigned on August 23, 2000, at the Annual Meeting of Shareholders to be held on September 27, 2000, or any adjournment thereof.

     1.  Election of Directors:

     [ ] FOR all nominees listed below (except as marked to the contrary) [ ] WITHHOLD authority to vote for all the nominees listed below:

              James "Robby" Robson, Jr.      Brian K. Gourley
              Todd Robson                    Timothy A. Jurek
              James Robson, Sr.              Lyle P. Phillips

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above.]

     2. The ratification of the appointment of Grant Thornton LLP as the Company's independent auditors.

            [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     3. To transact such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

Dated:  _____________, 2000.
                                    ________________________________________

                                    ________________________________________
                                    Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PONTOTOC PRODUCTION, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.